UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:   September 28, 2004
(Date of earliest event reported)

VASCULAR SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-27605
_____________

Minnesota	41-1859679
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6464 Sycamore Court
Minneapolis, Minnesota 55369
(Address of principal executive offices, including zip code)

(763) 656-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)     On September 28, 2004, Ernst & Young LLP (“Ernst & Young”) informed Vascular Solutions, Inc. (the “Company) that Ernst & Young will resign as the Company’s independent auditor effective upon the completion of the quarterly review of the Company’s fiscal quarter ending September 30, 2004.

The reports of Ernst & Young on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for each of the two most recent fiscal years and through September 28, 2004, the date of this Form 8-K, there have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference thereto in its report on the financial statements for such years.

During the two most recent fiscal years and through September 28, 2004, the date of this Form 8-K, there have been no reportable events (as outlined in Regulation S-K Item 304(a)(1)(v)).

The Company will amend this Form 8-K to update and reconfirm the foregoing representations after Ernst & Young completes its review of the Company’s fiscal quarter ending September 30, 2004.

In response to the Company’s request, Ernst & Young has furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated September 30, 2004, is attached as Exhibit 16 to this Form 8-K.

(b)     In accordance with the terms of the Company’s Audit Committee Charter, the Company’s Audit Committee has commenced a search to select the Company’s new independent auditor.

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits.

        The following exhibit is being filed with this Form 8-K:

16	Letter dated September 30, 2004 from Ernst & Young LLP to the Securities and Exchange
Commission regarding statements included in this Form 8-K.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VASCULAR SOLUTIONS, INC.

By:	/s/ James Hennen

James Hennen
Chief Financial Officer

Date: October 1, 2004

EXHIBIT INDEX

Exhibit
Number	Description

16	Letter dated September 30, 2004 from Ernst & Young LLP to the Securities and Exchange
Commission regarding statements included in this Form 8-K.

EXHIBIT 16

September 30, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read Item 4.01 of the Form 8-K dated September 28, 2004 of Vascular Solutions, Inc. and are in agreement with the statements contained in Item 4.01(a) therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

         /s/ Ernst & Young LLP